SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  October 15, 1999
(Date of earliest event reported)

Commission File No. 333-62547




                        ASSET BACKED FUNDING CORPORATION
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       Delaware                                             75-2533468
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina                                          28255
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Address of principal executive offices                            (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code


                       NATIONSBANC ASSET SECURITIES, INC.
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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.     OTHER EVENTS
            ------------

            On  October  12,  1999,   Asset  Backed  Funding   Corporation  (the
"Corporation"), sold United PanAm Mortgage Loan Asset Backed Certificates, Series 1999-2, Class A-1 and Class A-2 (the "Offered Certificates"), having an aggregate original principal balance of $233,144,000.00. The Offered Certificates were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1999 (the "Agreement"), among the Corporation, Pan American Bank, FSB, as seller and master servicer (the "Master Servicer"), Fairbanks Capital Corp., as special servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), a copy of which is filed as an exhibit hereto. United PanAm Mortgage Loan Asset Backed Certificates, Series 1999-2, Class X and Class R (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement but were not publicly offered.

            Credit support for the Offered Certificates is provided by a financial guaranty insurance policy (the "Certificate Insurance Policy") issued by Financial Security Assurance Inc. ("FSA") in favor of the Trustee for the benefit of the Certificateholders of the Offered Certificates.

            As of  the  date  of  initial  issuance,  the  Offered  Certificates evidenced beneficial ownership interests in a trust (the "Trust"), consisting primarily of (i) two groups of mortgage loans, each divided into two subgroups consisting of fixed-rate and adjustable-rate mortgage loans, secured by mortgages creating first liens on one- to four-family properties, (ii) funds on deposit in the pre-funding accounts and capitalized interest accounts, (iii) the Certificate Insurance Policy, (iv) a primary mortgage guaranty insurance policy issued by Mortgage Guaranty Insurance Corporation and (v) certain other property. The remaining undivided interests in the Trust are evidenced by the Private Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement.

            An election will be made to treat certain assets of the Trust as one or more real estate mortgage investment conduits for federal income tax purposes (each, a "REMIC"). The Class A-1, Class A-2, and the payment components of the Class X Certificate will constitute "regular interests" in one of the REMICs and the Class R Certificate will represent the sole class of "residual interests" in each of the REMICs.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

Item 601(a)
of Regulation S-K
Exhibit No.                           Description
-----------                           -----------

(EX-4) Pooling and ServicingAgreement, dated as of October 1, 1999, among Asset Backed Funding Corporation, Pan American Bank, FSB, Fairbanks Capital Corp., and Bankers Trust Company of California, N.A., as trustee

(EX-99.1)                             Financial Guaranty Insurance Policy
                                      issued by Financial Security
                                      Assurance Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


October 15, 1999

                                   By:      /s/ BOB PERRET
                                            ---------------------
                                   Name:    Bob Perret
                                   Title:   Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

(EX-4)            Pooling and Servicing Agreement, dated as             E
                  of October 1, 1999, among Asset Backed
                  Funding Corporation, Pan American Bank,
                  FSB, Fairbanks Capital Corp., and Bankers
                  Trust Company of California, N.A., as
                  trustee

(EX-99.1)         Financial Guaranty Insurance Policy                   E
                  issued by Financial Security Assurance Inc.